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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 2, 1999




                            IDG BOOKS WORLDWIDE, INC.
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             (Exact name of registrant as specified in its charter)




        DELAWARE                        0-24617                04-3078409
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(State or Other Jurisdiction          (Commission             (IRS Employer
    of Incorporation)                 File Number)          Identification No.)




  919 EAST HILLSDALE BLVD., SUITE 400,  FOSTER CITY, CA           94404
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  (Address of principal executive offices)                      (Zip code)



        Registrant's telephone number, including area code (650) 655-3000
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                                 NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report.)




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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

(a) On August 2, 1999, IDG Books Worldwide, Inc. (the "Company") acquired all of the outstanding common stock of Macmillan General Reference USA Inc. ("MGR"), from Pearson Education, Inc. ("Pearson"), for $83 million, subject to adjustments for changes in working capital. MGR is a publisher of over 3,000 active titles and such leading brands as the Frommer's Travel Guides(R), Weight Watchers(R)and Betty Crocker(R)Dieting and Cookbooks, Webster's New World(TM)Dictionaries and J.K. Lasser(TM)Tax Guides. Additionally the Company acquired the travel website, frommers.com and related rights. The purchase price was determined as a result of arm's length negotiations between senior management of the Company and Pearson. The Company funded the acquisition with approximately $83 million in borrowings based on a credit agreement, dated July 30, 1999, between the Company, Bank Boston, and a group of other banks. A copy of the Company's press release dated August 2, 1999 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(b) Certain of the assets of MGR constitute plant, equipment and other physical property, particularly furniture, fixtures and leasehold improvements used in the business of MGR as described elsewhere herein, and the Company intends to continue such use.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         The Company is currently evaluating the requirement to file historical financial statements and pro forma financial information, and will file the applicable financial information within 75 days of this reportable event.

(a)      Financial Statements of Business Acquired.

         To be filed by amendment when such financial statements are available.

(b)      Pro Forma Financial Information.

         To be filed by amendment when such pro forma financial information is available.


(c)      Exhibits              Description

         2.1 Stock Purchase Agreement dated June 29, 1999 between Pearson Education, Inc. and IDG Books Worldwide, Inc.

         10.1* Credit Agreement among IDG Books Worldwide, Inc., as borrower, and a group of lending banks, dated July 30, 1999.

         99.1            Press release of IDG Books Worldwide, Inc. dated August
                         2, 1999

         * Incorporated by reference from the Registrant's Report on Form 10-Q (File No. 000-24617), filed with the Securities and Exchange Commission on August 10, 1999.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 IDG Books Worldwide, Inc.

Date: August 17, 1999            By:          /s/  James A. Doehrman
                                     ------------------------------------------
                                                JAMES A. DOEHRMAN
                                     Vice President and Chief Financial Officer




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                                 EXHIBIT INDEX

       Exhibits                   Description

         2.1 Stock Purchase Agreement dated June 29, 1999 between Pearson Education, Inc. and IDG Books Worldwide, Inc.

         10.1* Credit Agreement among IDG Books Worldwide, Inc., as borrower, and a group of lending banks, dated July 30, 1999.

         99.1            Press release of IDG Books Worldwide, Inc. dated August
                         2, 1999

         * Incorporated by reference from the Registrant's Report on Form 10-Q (File No. 000-24617), filed with the Securities and Exchange Commission on August 10, 1999.